SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 10, 1997

                             Mercury Finance Company
               (Exact name of registrant as specified in charter)


       Delaware                         1-10176          36-3627010
(State of other jurisdiction         (Commission       (IRS Employer
   of incorporation)                 File Number)   Identification No.)



100 Field Drive, Lake Forest, Illinois                      60045
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (847) 295-8600





                                  N/A
    (Former name or former address, if changed since last report)



Item 5.   Other Events.

     On January 10, 1997, the registrant entered into an Agreement and Plan of Merger with Bank of Boston Corporation providing for the purchase by the registrant of all of the stock of Fidelity Acceptance Corporation in exchange for 32,708,333 shares of common stock of the registrant.

     On January 10, 1997, the registrant issued a press release announcing the transaction, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.    Description of Document

          99.1 Press release dated January 10, 1997 issued by the registrant.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Mercury Finance Company

Date:  January 14, 1997       By: /s/ Bradley S. Vallem
                              Its:AVP & Treasurer